                  LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE

                                    To Tender
                          9 3/4% Senior Notes due 2003
                             (CUSIP No. 29409K-AB-7)
                                       and
                     9 3/4% Senior Notes due 2003, Series B
                             (CUSIP No. 29409K-AE-1)
                                       of
                               ENVIROSOURCE, INC.
                                       and
                        Deliver Consents and Acceptances

                       Pursuant To The Offering Memorandum
                               Dated June 11, 2001

--------------------------------------------------------------------------------
EACH EXCHANGE OFFER AND THE SOLICITATION PERIOD FOR CONSENTS TO THE PROPOSED AMENDMENTS AND ACCEPTANCES OF THE PREPACKAGED PLAN WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 12, 2001, UNLESS EXTENDED AS DESCRIBED IN THE OFFERING MEMORANDUM. WITHDRAWAL RIGHTS FOR TENDERS OF SENIOR NOTES AND REVOCATION RIGHTS FOR CONSENTS AND ACCEPTANCES WILL EXPIRE UPON EXECUTION OF THE SUPPLEMENTAL INDENTURES.
--------------------------------------------------------------------------------
            The Exchange Agent for the Exchange Offers and solicitation of Consents and Acceptances is:

                     United States Trust Company of New York

            By Overnight Courier and By Hand
      Delivery after 4:30 p.m. on Expiration Date:                             By Hand Delivery to 4:30 p.m.:
        United States Trust Company of New York                            United States Trust Company of New York
              30 Broad Street, 14th Floor                                         30 Broad Street, B-Level
             New York, New York 10004-2304                                      New York, New York 10004-2304

  By Accredited Investors Holding Physical Securities,
    the By Registered or Certified Mail Address is:                           By Registered or Certified Mail:
        United States Trust Company of New York                            United States Trust Company of New York
                      P.O. Box 84                                                       P.O. Box 112
                 Bowling Green Station                                              Bowling Green Station
             New York, New York 10274-0084                                      New York, New York 10274-0084

                        Telephone Number: (800) 548-6565
               Facsimile Number: (212) 422-0183 or (646) 458-8111

                       IMPORTANT NOTICE REGARDING DELIVERY

         ALTHOUGH DELIVERY OF SENIOR NOTES MAY BE EFFECTED THROUGH BOOK-ENTRY TRANSFER INTO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY, THIS LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE (OR A FACSIMILE HEREOF) PROPERLY COMPLETED AND DULY EXECUTED, ALONG WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, MUST IN ANY CASE BE TRANSMITTED TO AND RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION TIME, OR THE GUARANTEED DELIVERY PROCEDURES DESCRIBED IN THE OFFERING MEMORANDUM MUST BE COMPLIED WITH. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         DELIVERY OF THIS LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE IS COMPLETED AND SIGNED.

         HOLDERS WHO WISH TO TENDER THEIR SENIOR NOTES PURSUANT TO THE EXCHANGE OFFERS MUST DELIVER CONSENTS TO THE PROPOSED AMENDMENTS AND ACCEPTANCES OF THE PREPACKAGED PLAN. PURSUANT TO THE TERMS HEREOF, THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE BY A HOLDER IN CONNECTION WITH THE TENDER OF SENIOR NOTES OR THE TENDER OF SUCH SENIOR NOTES WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE PROPOSED AMENDMENTS AND THE ACCEPTANCE OF HOLDERS OF A BENEFICIAL INTEREST IN SUCH SENIOR NOTES OF THE PREPACKAGED PLAN. HOLDERS MAY NOT WITHDRAW SENIOR NOTES TENDERED PURSUANT TO THE EXCHANGE OFFERS WITHOUT REVOKING THE RELATED CONSENTS AND ACCEPTANCES.

         All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offering Memorandum, dated June 11, 2001.

         This Letter of Transmittal, Consent and Acceptance is to be used by Holders of Senior Notes if: (i) certificates representing Senior Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Senior Notes is to be made by Book-Entry Transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Memorandum under the caption "The Exchange Offers and Solicitation of Consents and Acceptances -- Procedures for Tendering Senior Notes and Delivering Consents -- Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Senior Notes or (iii) tender of Senior Notes is to be made according to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption "The Exchange Offers and Solicitation of Consents and Acceptances -- Procedures for Tendering Senior Notes and
Delivering Consents -- Guaranteed Delivery." Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

         If Holders desire to tender Senior Notes pursuant to the Exchange Offers and (i) certificates representing such Senior Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, Consent and Acceptance, certificates representing such Holder's Senior Notes and all other required documents to reach the Exchange Agent prior to the Expiration Time or (iii) the procedures for Book-Entry Transfer cannot be completed prior to the Expiration Time, such Holders may effect a tender of such Senior Notes in accordance with the guaranteed delivery procedures set forth in the Offering Memorandum under the caption "The Exchange Offers and Solicitation of Consents and Acceptances - Procedures for Tendering Senior Notes and Delivering Consents
- Guaranteed Delivery." See Instruction 1 below.

         Holders of Senior Notes that are tendering Senior Notes by Book-Entry Transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants that are accepting the Exchange Offers must transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept each Exchange Offer and thereby deliver Consents and Acceptances by completing and submitting a Notice of Guaranteed Delivery through ATOP. The Letter of Transmittal, Consent and Acceptance (or a facsimile thereof) properly completed and duly executed, along with any required signature guarantees and any other required documents, must in any case be transmitted to and received by the Exchange Agent on or prior to the Expiration Time, or the guaranteed delivery procedures described herein must be complied with.

         The undersigned has completed, executed and delivered this Letter of Transmittal, Consent and Acceptance to indicate the action the undersigned desires to take with respect to the Exchange Offers and solicitation of Consents and Acceptances.

         THE EXCHANGE OFFERS AND SOLICITATION OF CONSENTS AND ACCEPTANCES ARE NOT BEING MADE TO (NOR WILL TENDERS OF SENIOR NOTES OR DELIVERIES OF CONSENTS OR ACCEPTANCES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFERS AND SOLICITATION OF CONSENTS AND ACCEPTANCES WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal, Consent and Acceptance must be followed. Questions and requests for assistance or for additional copies of the Offering Memorandum, this Letter of Transmittal, Consent and Acceptance and the Notice of Guaranteed Delivery may be directed to the Information Agent, whose addresses and telephone numbers appear on the back cover of this Letter of Transmittal, Consent and Acceptance. See Instruction 11 below.

                             TENDER OF SENIOR NOTES

                               METHOD OF DELIVERY

------------------------------------------------------------------------------------------------------

                |_| CHECK HERE IF CERTIFICATES FOR TENDERED SENIOR NOTES ARE
                    BEING DELIVERED HEREWITH.

                |_| CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED BY
                    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
                    EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

                    Name of Tendering Institution: ___________________________________________________
                    Account Number:__________________ Transaction Code Number: _______________________

                |_| CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED
                    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY
                    DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING.
                    PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED
                    DELIVERY.
                    Name of Registered Holder(s): ____________________________________________________
                    Window Ticket No. (if any): ______________________________________________________
                    Date of Execution of Notice of Guaranteed Delivery: ______________________________
                    Name of Eligible Institution that Guaranteed Delivery:____________________________
                    If Delivered by Book-Entry Transfer (yes or no):__________________________________
                    Name of Book-Entry Transfer:______________________________________________________
                    Name of Book-Entry Transfer Facility:_____________________________________________
                    Account Number:________________ Transaction Code Number: _________________________

------------------------------------------------------------------------------------------------------

         List below the Series A Senior Notes and Series B Senior Notes to which this Letter of Transmittal, Consent and Acceptance relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal, Consent and Acceptance. Tenders of Senior Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

-----------------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF SERIES A SENIOR NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

     Name(s) and Address(es) of Holder(s) and Participant's                            Series A Senior Notes Tendered
   DTC Account Number in which Series A Senior Notes are Held                     (Attach additional schedule, if necessary)
  (Please fill in, if blank, exactly as name(s) appear(s) on
                      Series A Senior Notes)
-----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -------------------------------

                               (1)                                            (2)                          (3)
------------------------------------------------------------------ -------------------------- -------------------------------
------------------------------------------------------------------ -------------------------- -------------------------------

                                                                     Certificate Number(s)        Total Principal Amount
                                                                                                 of Series A Senior Notes
                                                                                                 Tendered and as to which
                                                                                               Consents and Acceptances are
                                                                                                          given
                                                                   -------------------------- -------------------------------

                                                                   -------------------------- -------------------------------

                                                                   -------------------------- -------------------------------

                                                                   -------------------------- -------------------------------

                                                                   -------------------------- -------------------------------

                                                                                              Total
------------------------------------------------------------------ -------------------------- -------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF SERIES B SENIOR NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------ ----------------------------------------------------------

     Name(s) and Address(es) of Holder(s) and Participant's                            Series B Senior Notes Tendered
   DTC Account Number in which Series B Senior Notes are Held                     (Attach additional schedule, if necessary)
  (Please fill in, if blank, exactly as name(s) appear(s) on
                     Series B Senior Notes)
------------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------------ -------------------------- -------------------------------

                               (1)                                            (2)                          (3)
------------------------------------------------------------------ -------------------------- -------------------------------
------------------------------------------------------------------ -------------------------- -------------------------------

                                                                     Certificate Number(s)        Total Principal Amount
                                                                                                 of Series B Senior Notes
                                                                                                 Tendered and as to which
                                                                                               Consents and Acceptances are
                                                                                                          given
                                                                   -------------------------- -------------------------------

                                                                   -------------------------- -------------------------------

                                                                   -------------------------- -------------------------------

                                                                   -------------------------- -------------------------------

                                                                   -------------------------- -------------------------------

                                                                                              Total
------------------------------------------------------------------ -------------------------- -------------------------------

         You must waive all existing and past defaults and their consequences under the Senior Notes tendered hereby and under the Indentures, including, without limitation, any default in the payment of interest. The tender of Senior Notes will constitute a waiver of defaults with respect to such Senior Notes.

                 VOTES TO ACCEPT OR REJECT THE PREPACKAGED PLAN

         Certification of Authority to Vote. The undersigned certifies that, as of the date that is two (2) days prior to the Expiration Time (the "Record Date"), the undersigned has full power and authority to transmit votes to accept or reject the Prepackaged Plan on behalf of the holders of a beneficial interest in the aggregate principal amount of Senior Notes listed below.

         Transmittal of Votes to Accept or Reject the Prepackaged Plan. The undersigned transmits the following votes of holders of a beneficial interest in the Senior Notes in respect of the aggregate principal amount of Senior Notes owned by each, and certifies that the following holders of a beneficial interest in Senior Notes, as identified by their respective customer account numbers set forth below, are holders of a beneficial interest in such Senior Notes as of the Record Date and have delivered to the undersigned, as nominee, copies of the Instruction Letter containing instructions for casting such votes. Holders of a beneficial interest in the Senior Notes electing to tender Senior Notes shall automatically be deemed to have voted the aggregate principal amount of such Senior Notes to accept the Prepackaged Plan and shall be deemed to have delivered Acceptances with respect to the aggregate principal amount of such Senior Notes. Holders of a beneficial interest in Senior Notes shall be deemed to have voted the aggregate principal amount of such Senior Notes to reject the Prepackaged Plan only if such an intention is indicated in the copies of the Instruction Letter returned by such holders of a beneficial interest in Senior Notes. Holders of a beneficial interest in Senior Notes who have not completed copies of the Instruction Letter shall be deemed to have abstained in the vote as to whether to accept or reject the Prepackaged Plan and should not be listed below. If a holder of a beneficial interest in the Senior Notes has purported to vote more than the aggregate principal amount of Senior Notes that are actually owned by such holder, the vote reflected for such holder on this Letter of Transmittal, Consent and Acceptance shall reflect only the actual amount owned by such holder.

         Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Letter of Transmittal, Consent and Acceptance in the form of the following table. Please note: Each holder of a beneficial interest in the Senior Notes must vote all of his, her, or its Senior Notes either to accept or reject the Prepackaged Plan, and may not split such vote:

                                  MASTER BALLOT

---------------------------- -------------------------- ---------------- --------------------------
   Your Customer Account        Principal Amount of                         Principal Amount of
      Number for Each              Senior Notes                                Senior Notes
  Holder of a Beneficial        Voted to ACCEPT the                         Voted to REJECT the
 Interest in Senior Notes        Prepackaged Plan                            Prepackaged Plan
---------------------------- -------------------------- ---------------- --------------------------
---------------------------- -------------------------- ---------------- --------------------------
1.                                                            OR
---------------------------- -------------------------- ---------------- --------------------------
2.                                                            OR
---------------------------- -------------------------- ---------------- --------------------------
3.                                                            OR
---------------------------- -------------------------- ---------------- --------------------------
4.                                                            OR
---------------------------- -------------------------- ---------------- --------------------------
5.                                                            OR
---------------------------- -------------------------- ---------------- --------------------------
6.                                                            OR
---------------------------- -------------------------- ---------------- --------------------------
7.                                                            OR
---------------------------- -------------------------- ---------------- --------------------------
8.                                                            OR
---------------------------- -------------------------- ---------------- --------------------------
9.                                                            OR
---------------------------- -------------------------- ---------------- --------------------------
10.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
11.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
12.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
13.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
14.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
15.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
16.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
17.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
18.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
19.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
20.                                                           OR
---------------------------- -------------------------- ---------------- --------------------------
          TOTALS:
---------------------------- -------------------------- ---------------- --------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         By execution hereof, the undersigned acknowledges receipt of the Offering Memorandum and this Letter of Transmittal, Consent and Acceptance and instructions hereto, which together constitute (A) the offers by Envirosource, Inc., a Delaware corporation (together with any successor entity, the "Company"), to exchange all of its outstanding Senior Notes for an aggregate of $233.33 in cash or principal amount of its Subordinated Notes (or combination thereof), one share of its Series A Redeemable Preferred Stock and four shares of its Common Stock for each $1,000 principal amount of Senior Notes properly tendered (the "Exchange Consideration"); (B) the Company's solicitation of Consents to the Proposed Amendments to the Indentures described in the Offering Memorandum and (C) the Company's solicitation of Acceptances of the of the Prepackaged Plan under Chapter 11 of the Bankruptcy Code. Consents from Holders of at least a majority in aggregate outstanding principal amount of the Series A Senior Notes and the Series B Senior Notes must be received by the Exchange Agent in order for the Proposed Amendments to the related Indentures to be approved and binding on all Holders. Holders who tender their Senior Notes are obligated to consent to the Proposed Amendments, and Holders who do not tender their Senior Notes may not deliver Consents to the Proposed Amendments. On the date that the Exchange Agent receives Acceptances from (i) the holders of beneficial interests in at least two-thirds of the aggregate outstanding principal amount of the Senior Notes and (ii) not less than a majority in number of such holders of beneficial interests in the Senior Notes, in both cases of those actually voting on the Prepackaged Plan, the Prepackaged Plan will be approved. Holders of a beneficial interest in the Senior Notes must accept the Prepackaged Plan in order to tender their Senior Notes in the Exchange Offers, and the tendering of Senior Notes in the Exchange Offers will be deemed to be a vote to accept the Prepackaged Plan. Holders of a beneficial interest in the Senior Notes may reject the Prepackaged Plan if they do not tender Senior Notes in the Exchange Offers and they indicate such rejection in the Instruction Letter or, in the case of Holders, in this Letter of Transmittal, Consent and Acceptance.

         The undersigned understands that accrued interest has not been paid from December 16, 2000 on Senior Notes, and a tender of Senior Notes (upon acceptance for exchange thereof) shall be deemed a waiver of any right to receive such interest and any obligation of the Company to pay such interest. The undersigned understands and agrees that by tendering Senior Notes the undersigned shall be deemed to have the right to give such waiver and shall indemnify the Company to the extent such waiver is not effective with respect to any liability the Company may have for failure to pay such interest on such tendered Senior Notes.

         Subject to, and effective upon, the acceptance for exchange of the principal amount of Senior Notes tendered with this Letter of Transmittal, Consent and Acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Senior Notes that are being tendered (including, without limitation, any existing or past defaults and their consequences in respect of the Senior Notes and the Indenture under which the Senior Notes were issued) and releases and discharges the Company and its affiliates from any and all claims such Holder may have now, or may have in the future, arising out of or related to the Senior Notes, including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Senior Notes or to participate in any redemption or defeasance of the Senior Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Senior Notes with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Senior Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Senior Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Senior Notes for transfer of ownership on the books of the Company or the Trustee, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Senior Notes and (iv) deliver to the Company and the Trustee this Letter of Transmittal, Consent and Acceptance as evidence of the undersigned having given Consents to the Proposed Amendments and delivered Acceptances or rejections of the Prepackaged Plan, all in accordance with the terms set forth in the Offering Memorandum and as certification that validly tendered and not revoked Consents from Holders of a majority in principal amount of the Notes outstanding and not owned or held by or for the account or benefit of the Company or its affiliates (the "Requisite Consents") duly executed by Holders of such Senior Notes have been received in accordance with the terms and conditions of the Exchange Offers and solicitation of Consents and Acceptances.

         The undersigned acknowledges and agrees that, by execution and delivery hereof, the undersigned will be deemed to have given Consents to the Proposed Amendments and Acceptances of the Prepackaged Plan with respect to the Senior Notes tendered hereby or rejections of the Prepackaged Plan with respect to the Senior Notes described herein under the caption "Votes to Accept or Reject the Prepackaged Plan" as having been voted to reject the Prepackaged Plan.

         The undersigned understands that Holders who tender Senior Notes pursuant to the Exchange Offers are entitled to withdraw all or any portion of Senior Notes tendered if the Exchange Agent receives, not later than the Withdrawal Expiration Time, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the aggregate principal amount of the Senior Notes the Holder tendered, the certificate number(s) of the Senior Note(s), unless such Senior Notes were tendered by book-entry delivery, the Holder tendered and a statement that such Holder is withdrawing all or a portion of such tender. The undersigned may withdraw his, her or its vote in the manner set forth in the Offering Memorandum under "The Exchange Offers and Solicitation of Consents and Acceptances - Procedures for Tendering Senior Notes and Delivering Consents - Withdrawal of Tenders and Revocation of Consents."

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Senior Notes tendered hereby and to deliver the Consents and Acceptances contained herein, and that when the tendered Senior Notes are accepted for exchange and payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Senior Notes tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments and/or to complete the execution of the Supplemental Indenture reflecting such Proposed Amendments.

         For purposes of the Exchange Offers, the undersigned understands that the Company will be deemed to have accepted for exchange Senior Notes validly tendered (or defectively tendered Senior Notes with respect to which the Company has waived such defect) and not validly withdrawn prior to the Withdrawal Expiration Time if, as and when the Company gives oral or written notice thereof to the Exchange Agent.

         The undersigned understands that tenders of Senior Notes pursuant to any of the procedures described in the Offering Memorandum and in the instructions hereto and acceptance of tendered Senior Notes by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offering Memorandum in effect at the Expiration Time.

         The undersigned understands that any Senior Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below and, in case any Senior Note is exchanged only in part, the Company will execute, and the Trustee will authenticate and deliver to the Holder of such Senior Note without service charge, a new Senior Note, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unexchanged portion of the Senior Note so tendered.

         All authority conferred or agreed to be conferred by this Letter of Transmittal, Consent and Acceptance shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal, Consent and Acceptance shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

         The undersigned understands that the delivery and surrender of the Senior Notes is not effective, and the risk of loss of the Senior Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, Consent and Acceptance, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including date and time of receipt) and acceptance of tenders and withdrawals of Senior Notes and deliveries and revocations of Consents and Acceptances will be determined in the Company's sole discretion, which determination shall be final and binding.

         Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that any Senior Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of Senior Notes tendered by book-entry transfer, by credit to the account specified at DTC), and checks constituting payments of any consideration to be paid in connection with the Exchange Offers be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Senior Notes representing principal amounts not tendered or not accepted for exchange and checks constituting payments of any consideration to be paid in connection with the Exchange Offers be delivered to the undersigned at the address(es) shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Senior Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Senior Notes be delivered to, and checks constituting payments of any consideration to be paid in connection with the Exchange Offers be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable (and in the case of Senior Notes tendered by book-entry transfer, by credit to the account specified at DTC). The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Senior Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Senior Notes so tendered.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
            (To Be Completed By All Tendering Holders of Senior Notes
   Regardless of Whether Senior Notes Are Being Physically Delivered Herewith)

          The completion, execution and delivery of this Letter of Transmittal, Consent and Acceptance will be deemed to constitute a Consent to the Proposed Amendments and the execution of the Supplemental Indentures.

          This Letter of Transmittal, Consent and Acceptance must be signed by the registered Holder(s) of Senior Notes exactly as their names(s) appear(s) on certificate(s) for Senior Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Senior Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal, Consent and Acceptance. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

          X
               -----------------------------------------------------------------
          X
               -----------------------------------------------------------------
                        Signature(s) of Registered Holder(s)

          Date:                                       , 2001
                -------------------------------------

          Name(s):
                     -----------------------------------------------------------
                                          (Please Print)

          Capacity: (full title)
                                 -----------------------------------------------


          Address:
                   -------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
                                       (Including Zip Code)

          Area Code and Telephone No.:
                                       -----------------------------------------


          Tax Identification or
           Social Security No.:
                               -------------------------------------------------
                                      (See Substitute W-9 included herein)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  SIGNATURE GUARANTEE (See Instruction 4 below)
        Certain Signatures Must be Guaranteed by an Eligible Institution

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY

                  PLACE MEDALLION GUARANTEE IN THE SPACE BELOW



--------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signature(s))


--------------------------------------------------------------------------------

               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)


--------------------------------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                 (Printed Name)


--------------------------------------------------------------------------------
                                     (Title)

Dated:                                  , 2001
       ---------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 3, 4, 5 and 6)

     To be completed ONLY if certificates for Senior Notes in the principal amount not tendered or not accepted for exchange are to be issued in the name of, or checks constituting the Exchange Consideration are to be issued to the order of, someone other than the person or persons who submits this Letter of Transmittal, Consent and Acceptance, or if Senior Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the one designated above.

     Issue:                |_| Check                 |_| Certificate(s) to:

     Name:
           ---------------------------------------------------------------------
                                                        (Please Print)
     Address:
             -------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                           (Taxpayer Identification or
                             Social Security Number)
                        (See Substitute Form W-9 herein)

     Credit unexchanged Senior Notes delivered by book-entry transfer to the
     following DTC account:                                     .
                            ------------------------------------

     Name of Account Party:                                     .
                            ------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 4 and 5)

     To be completed ONLY if certificates evidencing Senior Notes for amounts not accepted by the Company for payment, or the Exchange Consideration are to be sent to someone other than the person or persons who submits this Letter of Transmittal, Consent and Acceptance or to such person at an address other than that shown in the boxes entitled "DESCRIPTION OF SERIES A SENIOR NOTES TENDERED" or "DESCRIPTION OF SERIES B SENIOR NOTES TENDERED" above in this Letter of Transmittal, Consent and Acceptance.

     Mail:                 |_| Check                    |_| Certificate(s) to:

     Name:
           ---------------------------------------------------------------------
                                                        (Please Print)
     Address:
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                           (Taxpayer Identification or
                             Social Security Number)

--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

                  AND SOLICITATION OF CONSENTS AND ACCEPTANCES



1. Delivery of this Letter of Transmittal, Consent and Acceptance and Certificates for Senior Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures.

         To tender Senior Notes in the Exchange Offers, physical delivery of certificates for Senior Notes or a confirmation of book-entry transfer into the Exchange Agent's account with DTC of Senior Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, Consent and Acceptance, and any other documents required by this Letter of Transmittal, Consent and Acceptance, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Time. Tenders of Senior Notes in the Exchange Offers may be made in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal, Consent and Acceptance. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE, CERTIFICATES FOR SENIOR NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING SENIOR NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SENIOR NOTES WILL BE ACCEPTED.

         If Holders desire to tender Senior Notes pursuant to the Exchange Offers and (i) certificates representing such Senior Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, Consent and Acceptance, certificates representing such Holder's Senior Notes and all other required documents to reach the Exchange Agent prior to the Expiration Time for Senior Notes tendered or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Time for Senior Notes tendered, such Holders may effect a tender of Senior Notes and delivery of a Consent to the Proposed Amendments in accordance with the guaranteed delivery procedures set forth in the Offering Memorandum under the caption "The Exchange Offers and Solicitation of Consents and Acceptances -- Procedures for Tendering Senior Notes and Delivering Consents -- Guaranteed Delivery."

         Pursuant to the guaranteed delivery procedures:

         (a) such tender must be made by or through an Eligible Institution (which is defined as a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States);

         (b) prior to the Expiration Time, the Exchange Agent must have received from such Eligible Institution, at the address of the Exchange Agent set forth herein, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) substantially in the form provided by the Company, setting forth the name(s) and address(es) of the Holder(s), and the principal amount of Senior Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal, Consent and Acceptance, including any required signature guarantees (or a manually signed facsimile thereof) or, in the case of a book-entry transfer, an Agent's Message, together with certificates representing the Senior Notes (or confirmation of book-entry transfer of such Senior Notes into the Exchange Agent's account at DTC), and any other documents required by this Letter of Transmittal, Consent and Acceptance and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

         (c) this Letter of Transmittal, Consent and Acceptance, or a manually signed facsimile hereof, properly completed and validly executed with any required signature guarantees, and, in the case of a book-entry transfer, an Agent's Message, together with certificates for all Senior Notes in proper form for transfer, or confirmation of book-entry transfer of such Senior Notes into the Exchange Agent's account at DTC, and any other required documents must be received by the Exchange Agent within three NYSE trading days after the date of the Notice of Guaranteed Delivery; provided, however, that this Letter of Transmittal, Consent and Acceptance (or a facsimile hereof) properly completed and duly executed, along with any required signature guarantees and any other required documents, must in any case be transmitted to and received by the Exchange Agent on or prior to the Expiration Time, or the guaranteed delivery procedures described herein must be complied with.

2.       Withdrawals of Tenders.

         No Holder may revoke the tender of a Senior Note on or after the Withdrawal Expiration Time which, with respect to the Series A Notes or Series B Notes, is the date on which the Supplemental Indenture for such series of Senior Notes has been executed and delivered by the Company and Trustee. Any Holder who has tendered Senior Notes, or who succeeds to ownership of Senior Notes previously tendered, may validly withdraw such tender prior to the Withdrawal Expiration Time by delivering written notice of withdrawal in accordance with the following procedures. In order to be valid, the Exchange Agent must receive at the address set forth herein, not later than the Withdrawal Expiration Time, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Senior Notes the Holder tendered, the certificate numbers of the Senior Notes the Holder tendered and a statement that such Holder is withdrawing all or a portion of such tender. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Senior Notes) to the Exchange Agent, the name of the Holder and the certificate numbers relating to such Senior Notes withdrawn (or, in the case of Senior Notes transferred by book-entry transfer, the name and number of the account at DTC) must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Senior Notes. A purported notice of withdrawal that lacks any of the required information or is dispatched to an improper address will not validly withdraw a tender previously made.

         The withdrawal of a tender of Senior Notes shall constitute a revocation of the Consents and Acceptances deemed to have been delivered upon the original tender of such Senior Notes.

3.       Partial Tenders.

         Tenders of Senior Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Senior Notes evidenced by a submitted certificate is tendered the tendering Holder must fill in the principal amount tendered in the last column of the boxes entitled "Description of Series A Senior Notes Tendered" or "Description of the Series B Senior Notes Tendered" herein. The entire principal amount of all Senior Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC) to the Holder unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal, Consent and Acceptance.

4. Signatures on this Letter of Transmittal, Consent and Acceptance, Bond Powers and Endorsement; Guarantee of Signatures.

         If this Letter of Transmittal, Consent and Acceptance is signed by the Holder(s) of the Senior Notes tendered, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal, Consent and Acceptance is signed by a participant in DTC whose name is shown as the owner of the Senior Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Senior Notes.

         IF THIS LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

         If any of the Senior Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal, Consent and Acceptance. If any tendered Senior Notes are registered in different names and several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal, Consent and Acceptance and any necessary accompanying documents as there are different names in which certificates are held.

         If this Letter of Transmittal, Consent and Acceptance is signed by the Holder, and the certificates for any principal amount of Senior Notes not tendered or not accepted for exchange are to be issued (or if any principal amount of Senior Notes not tendered or not accepted for exchange is to be reissued or returned) to, or, if tendered by book-entry transfer, credited to the account at DTC of the Holder, and checks constituting payments of any consideration to be made in connection with the Exchange Offers are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Senior Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal, Consent and Acceptance is not signed by the Holder), the Holder must either properly endorse the certificates for Senior Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal, Consent and Acceptance (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Senior Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Senior Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

         If this Letter of Transmittal, Consent and Acceptance or any certificates for Senior Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal, Consent and Acceptance.

         Endorsements on certificates for Senior Notes and signatures on bond powers and proxies provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal, Consent and Acceptance must be guaranteed by an Eligible Institution.

         No signature guarantee is required if (i) this Letter of Transmittal, Consent and Acceptance is signed by the registered Holder(s) of the Senior Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of Senior Notes) and payment of any consideration is to be paid, or if any Senior Notes for principal amounts not tendered or not accepted for exchange are to be issued, directly to such Holder(s) or, if tendered by a participant in DTC, any Senior Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at DTC and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal, Consent and Acceptance has been completed or (ii) such Senior Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES ON A LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE ACCOMPANYING SENIOR NOTES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

5.       Special Payment and Special Delivery Instructions.

         Tendering Holders should indicate in the applicable box or boxes the name and address to which Senior Notes for principal amounts not tendered or not accepted for exchange or checks constituting payment of the Exchange Consideration are to be sent or issued if different from the name and address of the Holder signing this Letter of Transmittal, Consent and Acceptance. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Senior Notes not tendered or not accepted for exchange will be returned, and checks for payment of the Exchange Consideration will be sent, to the Holder of the Senior Notes tendered. Any Holder of Senior Notes tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Payment Instructions". If no such instructions are given, any such Senior Notes not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.

6.       Taxpayer Identification Number.

         Each Holder tendering a Senior Note is required to provide the Exchange Agent with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or Federal employer identification number, on Substitute W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to 31% Federal income tax backup withholding on any payment made to the Holder with respect to the Exchange Offers. The box in Part 3 on the form should be checked if the Holder has not been issued a TIN and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 31% on all such payments of the Exchange Consideration until a TIN is provided to the Exchange Agent.

7.       Transfer Taxes.

         The Company will pay all transfer taxes applicable to the exchange and transfer of Senior Notes pursuant to the Exchange Offers, except if (i) deliveries of certificates for Senior Notes for principal amounts not tendered or not accepted for payment are registered or issued in the name of any person other than the Holder of Senior Notes tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, Consent and Acceptance or (iii) a transfer tax is imposed for any reason other than the transfer and exchange of Senior Notes to the Company or its order pursuant to the Exchange Offers. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be deducted from any payment made or billed directly to such tendering Holder.

8.       Irregularities.

         All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Senior Notes and deliveries and revocations of Consents and Acceptances will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders of Senior Notes and deliveries of Consents and Acceptances will not be considered valid. The Company reserves the absolute right to reject any and all tenders of Senior Notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Senior Notes or of delivery as to particular Consents and Acceptances. The Company's interpretations of the terms and conditions of the Offering Memorandum and the instructions in this Letter of Transmittal, Consent and Acceptance will be final and binding. Any defect or irregularity in connection with tenders of Senior Notes or deliveries of Consents and Acceptances must be cured within such time as the Company determines, unless waived by the Company. Tenders of Senior Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the Holder) will not constitute a valid tender of Senior Notes and will not entitle the Holder to the Exchange Consideration. None of the Company, the Exchange Agent, the Information Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Senior Notes, or deliveries of Consents and Acceptances or will incur any liability to Holders for failure to give any such notice.

9.       Waiver of Conditions.

         The Company reserves the right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offers and solicitation of Consents and Acceptances in the case of any Senior Notes tendered, in whole or in part, at any time and from time to time.

10.      Mutilated, Lost, Stolen or Destroyed Certificates for Senior Notes.

         Any Holder whose certificates for Senior Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Exchange Agent at the address or telephone number set forth in the Offering Memorandum under the caption "The Exchange Offers and Solicitation of Consents and Acceptances -- Procedures for Tendering Senior Notes and Delivering Consents -- Lost or Missing Certificates."

11.      Requests for Assistance or Additional Copies.

         Requests for additional copies of the Offering Memorandum and this Letter of Transmittal, Consent and Acceptance may be directed to the Information Agent at the address on the back page of his Letter of Transmittal, Consent and Acceptance.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, certain Holders who receive cash in exchange for Senior Notes pursuant to the Exchange Offers are required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service and payments, including any consideration, made to such Holder with respect to Senior Notes exchanged pursuant to the Exchange Offers may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. An exempt Holder should indicate his, her or its TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's foreign status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

         To prevent backup withholding on payments, including any consideration, made with respect to Senior Notes exchanged pursuant to the Exchange Offers, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.

What Number to Give the Exchange Agent

         The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Senior Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

---------------------------------------------------------------------------------------------------------------------
                              PAYER'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

SUBSTITUTE            Part 1-- Please provide your Taxpayer Identification Number       ______________________
FORM W-9              ("TIN") in the box at right and certify by signing and            Social Security Number
                      dating below. For  individuals,  provide your Social Security
                      Number ("SSN"), for Sole Proprietors, see the enclosed                    or
                      guidelines, for all others, provide your Employer                 ______________________
                      Identification  Number ("EIN").  If you do not have a number,
                      see "Obtaining A Number" in the enclosed  guidelines.  If you            Employer
                      are exempt from backup  withholding,  complete  this form and      Identification Number
                      check the appropriate box in Part 3 below. Note: If the
                      account is in more than one name, see the enclosed
                      guidelines on whose number to enter.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Department of the     Part 2 -- Certification -- Under penalties of perjury, I
Treasury              certify that:
Internal Revenue      (1) The number shown on this form is my correct TIN (or I am
Service                   waiting for a number to be  issued to me) and
                      (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been
                          notified by the Internal Revenue Service ("IRS") that I
                          am subject to backup withholding as a result of a failure
                          to report all interest or dividends, or (iii) the IRS has
                          notified me that I am no longer subject to backup
                          withholding.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Payer's Request for   Certification Instructions -- You must cross out item (2)               Part 3
Taxpayer              in Part 2 above if you have been notified by the IRS that            Awaiting TIN
Identification        you are subject to backup withholding because of under                    |_|
Number and            reporting interest or dividends on your tax return. However,
Certification         if after being notified by the IRS that you were subject to backup withholding you received another notification from
                      the IRS stating that you are no longer subject to backup
                      withholding do not cross out item (2).                                  Exempt
                                                                                                |_|

                      Signature                                                            Date               , 2001
                               ---------------------------------------------------------       ---------------

                      ----------------------------------------------------------------------------------------
                                         Name (Please Print)
---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
         IF YOU CHECKED THE FIRST BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
  I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I have not provided a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


  Signature                                            Date               , 2001
           -----------------------------------------       ---------------

  --------------------------------------------------
                      Name (Please Print)
--------------------------------------------------------------------------------

         Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Offering Memorandum, this Letter of Transmittal, Consent and Acceptance or other Offer Documents may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                          The Information Agent for the
        Exchange Offers and solicitation of Consents and Acceptances is:


                                [GRAPHIC OMITTED]

                                156 Fifth Avenue
                            New York, New York 10010
                          (212) 929-5500 (Call Collect)
                                       or
                          CALL TOLL-FREE (800) 322-2885

                       Email: proxy@mackenziepartners.com